CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-63528.


                                        ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP

Denver, Colorado
  March 27, 1997